UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2007
                                                   --------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-20394                 06-1340408
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)        Identification Number)



                  75 Ninth Avenue, New York, New York   10011
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         Pursuant to an Agreement dated as of March 27, 2007 between CoActive Marketing Group, Inc. (the "Company"), and Paul Amershadian, the Company's former Executive Vice President of Marketing and Sales, the employment relationship between the Company and Mr. Amershadian terminated on March 31, 2007, the last day of the term of his employment under his Employment Agreement with the Company.

         In addition, pursuant to the Agreement:

            o The Company agreed to pay Mr. Amershadian (i) a severance payment of $50,000 by April 15, 2007, and (ii) $12,500 per month for the three-month period beginning April 1, 2007 and ending June 30, 2007 for consulting services to be provided by Mr. Amershadian to the Company during that period.

            o Mr. Amershadian agreed to sell to three directors of the Company 163,196 shares of the Company's Common Stock for aggregate consideration of $258,568. The shares of Common Stock had been pledged to the Company by Mr. Amershadian to secure his obligations under a $550,000 promissory note, and the proceeds of the sale were paid to the Company to reduce Mr. Amershadian's obligations to the Company under that note.

            o The Company agreed to the cancellation of Mr. Amershadian's remaining obligations under the promissory note in the amount of approximately $306,000.

         The Company expects to record a pre-tax charge of approximately $310,000 in its fourth fiscal quarter ending March 31, 2007 and $38,000 in its first quarter ending June 30, 2007, in connection with its payment obligations and debt cancellation under the Agreement with Mr. Amershadian. A copy of the Agreement with Mr. Amershadian has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As described above, effective March 31, 2007, Mr. Amershadian ceased to be an officer of the Company.

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 10.1 Employment, dated as of March 27, 2007, between the Company and Paul Amershadian.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2007

                                            COACTIVE MARKETING GROUP, INC.


                                            By: /s/ ERWIN MEVORAH
                                                ----------------------------
                                                Erwin Mevorah,
                                                Chief Financial Officer

                                  EXHIBIT INDEX

No.               Description

Exhibit 10.1 Employment, dated as of March 27, 2007, between the Company and Paul Amershadian.